Expense Example, No Redemption (Vanguard Global Minimum Volatility Fund Retail)	Vanguard Global Minimum Volatility Fund Vanguard Global Minimum Volatility Fund - Admiral Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Global Minimum Volatility Fund Vanguard Global Minimum Volatility Fund - Investor Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	31
3 YEAR	64	97
5 YEAR	113	169
10 YEAR	255	381